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                    [Letterhead of PXRE Reinsurance Company]


September 1, 1998

Select Reinsurance Ltd.
Continental Building
25 Church Street
P.O. Box HM824
Hamilton HMCX
Bermuda
Attention: Jeff Radke

Gentlemen:

      This will confirm our agreement with respect to the following matters:

      1. Effective January 1, 1998, the Amended and Restated Facultative Obligatory Quota Share Retrocessional Agreement, dated as of October 1, 1997 together with the four Endorsements thereto two for the 1996 calendar year and one each for the 1997 and 1998 calendar years (collectively, the "Obligatory Treaty") between Select Reinsurance Ltd. ("Select Re") and PXRE Reinsurance Company ("PXRE Reinsurance"), Variable Quota Share Retrocessional Agreement, dated as of April 1, 1997 (the "Variable Treaty") between Select Re and PXRE Reinsurance and Trust Agreement, dated as of January 31, 1996 and Amendment No. 1 thereto, dated as of October 1, 1997, between PXRE Reinsurance, Select Re and The Chase Manhattan Bank, as trustee, shall be in the forms annexed hereto as Exhibits A, B and C, respectively.

      2. In each of the five calendar years 1998 through 2002, PXRE Reinsurance and its affiliates will use reasonable efforts to offer to Select Re business with aggregate premiums equal to a minimum of 20% of Select Re's shareholders' equity at April 1, 1998, earnings thereon, additional capital of Select Re specifically consented to for this purpose in writing by PXRE Reinsurance and earnings on such additional capital; provided, however, for calendar year 1998 PXRE Reinsurance and its affiliates will use reasonable efforts to offer to Select Re business with aggregate premiums of not less than 20% of Select Re's shareholders' equity as at April 1, 1998 ($68 million) and for any particular calendar year subsequent to 1998 PXRE Reinsurance and its affiliates will use reasonable efforts to offer to Select Re business with aggregate


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Select Reinsurance Ltd.
September 1, 1998
Page 2


premiums of not less than 20% of Select Re's shareholders' equity as at December 31 of the prior calendar year (to the extent consented to by PXRE Reinsurance as provided above), in each case unless otherwise agreed in writing by the parties. PXRE Reinsurance and its affiliates shall undertake such reasonable efforts to offer to Select Re business with such aggregate premiums through a combination of offers under the Obligatory Treaty, the Variable Treaty or otherwise, even though neither the Obligatory Treaty nor the Variable Treaty by its terms requires PXRE Reinsurance to undertake such efforts. For purposes of the foregoing, (a) premiums shall include only (i) premiums on risks on which PXRE Reinsurance and/or its affiliates have retained a minimum of one-third of the risk offered to be ceded to Select Re, unless otherwise agreed in writing by Select Re, and (ii) premiums on risks (similar in nature to those offered under the Obligatory Treaty) introduced directly to Select Re by PXRE Reinsurance or its affiliates, in each case whether or not such risks shall be written by Select Re, and (b) premiums shall include any amounts deemed deposits under United States generally accepted accounting principles if the associated risks shall be written by Select Re or, if not written by Select Re, if PXRE Reinsurance at the time such risks are offered to Select Re advises Select Re in good faith that in PXRE Reinsurance's judgment such amounts should be treated as premiums, and not as deposits, under United States generally accepted accounting principles. Notwithstanding the foregoing, Select Re and PXRE Reinsurance agree that Select Re shall have the right to accept or reject any risk offered by PXRE Reinsurance or its affiliates and that the minimum undertaking for a particular calendar year shall be appropriately adjusted in the event that during such calendar year Select Re's shareholders' equity is adversely impacted by insurance, investment or other losses.

      3. With respect to risks introduced directly to Select Re by PXRE Reinsurance or its affiliates (i.e., otherwise than pursuant to the Obligatory Treaty or the Variable Treaty) following a favorable underwriting recommendation by PXRE Reinsurance or its affiliates, or substantially similar risks written by Select Re with the same cedant or an affiliate of such cedant or with others utilizing proprietary information or techniques developed by or for PXRE Reinsurance, Select Re shall within forty-five (45) days after the close of each calendar quarter (until all amounts owing under this Paragraph 3 by Select Re shall have been paid) pay to PXRE Reinsurance or its affiliates:

            (a) 15% of gross premiums received by Select Re on business primarily involving excess property, marine and aerospace risks;

            (b) 20% of Select Re's margin on finite risks; and


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Select Reinsurance Ltd.
September 1, 1998
Page 3


            (c) 5% of gross premiums received by Select Re on other business, including casualty and pro rata property, marine and aerospace risks.

      With respect to any risks introduced directly by PXRE Reinsurance or its affiliates and written directly by Select Re without a favorable underwriting recommendation by PXRE Reinsurance or its affiliates, Select Re shall make such payment to PXRE Reinsurance in respect thereof as PXRE Reinsurance and Select Re may agree on a case by case basis.

      Return premiums (as defined in the Obligatory Treaty) not previously taken into account shall be taken into account in calculating the commissions set forth above.

      This Agreement may be terminated (a) by PXRE Reinsurance by notice to Select Re in the event that Select Re's shareholders' equity (calculated under United States generally accepted accounting principles) shall have declined by 50% or more from the amount of such shareholders' equity as at the previous December 31, (b) by PXRE Reinsurance upon (i) a material breach by Select Re or any of its subsidiaries or affiliates of its obligations under this Agreement or under any reinsurance agreement (or related agreement) between the parties hereto or any of their subsidiaries or affiliates (x) which breach has not been cured within ten (10) days following receipt by Select Re of written notice of such breach or (y) if such breach is not susceptible to cure within such ten
(10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach or (ii) the conviction of, or plea of nolo contendere by, Select Re or any of its subsidiaries or affiliates or any of their respective directors (other than any designated by PXRE Reinsurance) or executive officers ("Select Re Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against Select Re or any of its subsidiaries or affiliates or any of the Select Re Persons finding a common law fraud, or other unlawful conduct by Select Re or any of its subsidiaries or affiliates or any of the Select Re Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, PXRE Reinsurance or any of its subsidiaries or affiliates or (c) by Select Re upon (i) a material breach by PXRE Reinsurance or any of its subsidiaries or affiliates of its obligations under this Agreement or under any reinsurance agreement (or related agreement) between the parties hereto or any of their subsidiaries or affiliates (x) which breach has not been cured within ten (10) days following receipt by PXRE Reinsurance of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is


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Select Reinsurance Ltd.
September 1, 1998
Page 4


not cured within a reasonable period following such written notice of breach or
(ii) the conviction of, or plea of nolo contendere by, PXRE Reinsurance or any of its subsidiaries or affiliates or any of their respective directors or executive officers (the "PXRE Reinsurance Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against PXRE Reinsurance or any of its subsidiaries or affiliates or any of the PXRE Reinsurance Persons finding a common law fraud, or other unlawful conduct by PXRE Reinsurance or any of its subsidiaries or affiliates or any of the PXRE Reinsurance Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, Select Re or any of its subsidiaries or affiliates. The party desiring to terminate this Agreement pursuant to clause (a) through (c) above shall give prompt written notice of such termination to the other party. No termination of this Agreement pursuant to clause (a) through (c) above by a party will relieve the other party from any liability for any breach of this Agreement or any such reinsurance agreement (or related agreement) or from the performance of any obligation due with respect to any period preceding such termination.

      If the foregoing correctly reflects our agreement, please sign and return to the undersigned the enclosed copy of this letter.

                                          Sincerely yours,

                                          PXRE REINSURANCE COMPANY


                                          By /s/ Gerald L. Radke
                                             -----------------------------------
                                             Name:  Gerald L. Radke
                                             Title: President


ACCEPTED AND AGREED:

SELECT REINSURANCE LTD.


By /s/ Jeffrey L. Radke
   ---------------------------
   Name:  Jeffrey L. Radke
   Title: President




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                              AMENDED AND RESTATED
                             FACULTATIVE OBLIGATORY
                      QUOTA SHARE RETROCESSIONAL AGREEMENT

                                     between

                            PXRE REINSURANCE COMPANY

                                       and

                             SELECT REINSURANCE LTD.


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AMENDED AND RESTATED FACULTATIVE OBLIGATORY QUOTA SHARE RETROCESSIONAL
AGREEMENT, dated as of October 1, 1997 (hereinafter referred to as the "Agreement"), between SELECT REINSURANCE LTD., a Bermuda company (hereinafter referred to as "Reinsurer"), and PXRE REINSURANCE COMPANY, a Connecticut corporation (hereinafter referred to as "Company").

                              W I T N E S S E T H :

WHEREAS, the Company and Investors Reinsurance Ltd., a Barbados company ("Investors Re") entered into a Facultative Obligatory Quota Share Retrocessional Agreement dated January 31, 1996 (the "Existing Retrocession Agreement");

WHEREAS, Investors Re and the Reinsurer have entered into an Asset Purchase Agreement, dated as of August 14, 1997 (the "Asset Purchase Agreement") pursuant to which the assets of Investors Re are being sold to, and the liabilities of Investors Re are being assumed by, the Reinsurer;

WHEREAS, pursuant to the Asset Purchase Agreement, Investors Re is assigning its rights under the Existing Retrocession Agreement to the Reinsurer, and the Reinsurer is assuming the obligations and liabilities of Investors Re thereunder;

WHEREAS, the Company has consented to the assignment of the Existing Retrocession Agreement to the Reinsurer, subject to the assumption by the Reinsurer of all of the obligations and liabilities of Investors Re thereunder; and

WHEREAS, the Company and the Reinsurer desire to amend and restate the terms and provisions of the Existing Retrocession Agreement, effective as of the closing under the Asset Purchase Agreement, and to further amend and restate certain of such terms and provisions effective January 1, 1998, all as further described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the mutual benefits herein provided, and as an inducement to the consent by the Company to the assignment of the Existing Retrocession Agreement to the Reinsurer and as an inducement to the assumption by the Reinsurer of the obligations and liabilities of Investors Re, the Company and the Reinsurer hereby agree as follows:

                                    ARTICLE I

CLASSES OF BUSINESS REINSURED

This Agreement shall cover liability ceded under all Contracts written by the Company in


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the manner set forth in ARTICLE II - REINSURANCE CLAUSE and subject to the exclusions set forth in ARTICLE V - EXCLUSIONS. The terms "Contracts", "Contracts written by the Company" and "Contracts of the Company" shall mean any and all binders, policies, certificates, agreements and contracts of property, marine and aerospace reinsurance and insurance issued, accepted or held, covered provisionally or otherwise in the name of the Company, and, effective from 12:01 a.m. Eastern Time, January 1, 1998, shall mean any and all binders, policies, certificates, agreements and contracts of reinsurance and insurance issued, accepted or held, covered provisionally or otherwise in the name of the Company.

                                   ARTICLE II

REINSURANCE CLAUSE

Commencing with the effective date of this Agreement, the Company shall offer to cede to the Reinsurer in accordance with the Participant Agreement dated as of January 31, 1996 between the Company, Investors Re and its parent (the "Participant Agreement") in respect of periods ending on or prior to December 31, 1997, and may offer to cede to the Reinsurer in the sole discretion of the Company for periods subsequent to December 31, 1997, a quota share for a given Policy Year ("Quota Share"), as indicated on the applicable Endorsement for such Policy Year (which Endorsement shall be in the form of Annex 1 hereto), of the Company's Net Retained Line on all Contracts coming within the scope of this Agreement. The Reinsurer shall have the right to accept or reject such cession offer in respect of any Contract (or all such Contracts), in its sole discretion, but shall be deemed to have accepted each Contract cession not rejected by notice given in writing to the Company promptly following receipt of underwriting detail in respect of the proposed Contract cession. Each Contract cession accepted (or deemed accepted) by the Reinsurer shall be deemed a Contract ceded to, and in force under, this Agreement. An Endorsement shall be executed for each Policy Year during the term of this Agreement. For purposes of this Agreement, the term "Policy Year" shall mean the calendar year.

Limitations per reinsurance program, if any, on cessions to this Agreement in any Policy Year shall also be set forth on such Endorsement.

Subject to the conditions of the following paragraph, the term "Net Retained Line" shall mean the amount of liability which the Company maintains per reinsurance program after deduction of liability ceded, if any, to any general or specific retrocessions to protect the Company and its quota share reinsurers (including, without limitation, the Reinsurer).

The term "reinsurance program" shall be defined as:

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1. Treaty Underlying Reinsurance Program - The portion of a ceding company's program consisting of Pro Rata Treaties and/or Risk Excess of Loss Contracts involving one or more layers where appropriate, and subject to the same loss from an original insured.

2. Treaty Catastrophe Reinsurance Program - The portion of a ceding company's program consisting of Catastrophe Excess of Loss and/or Aggregate Excess of Loss Contracts involving one or more layers where appropriate.

                                   ARTICLE III

TERM AND CANCELLATION

The Existing Retrocession Agreement became effective as at 12:01 a.m. Eastern Time, January 1, 1996. This Agreement (as amended and restated) shall be effective from 12:01 a.m. Eastern Time, October 1, 1997, except for the provisions specified herein as being effective as of 12:01 a.m. Eastern Time, January 1, 1998 which shall be effective as of such time. This Agreement shall be continuously in force until 11:59 p.m. Eastern Time, December 31, 2000 and, effective January 1, 1998, shall be continuously in force until 11:59 p.m. Eastern Time, December 31, 2002 (the "Termination Date"); provided, that this Agreement shall in no way affect the terms and provisions of the Existing Retrocession Agreement prior to the effective date hereof or in any way relieve the Reinsurer of any liabilities under the Existing Retrocession Agreement assumed from Investors Re; provided, further, this Agreement may be terminated
(a) by the Company prior to the Termination Date by notice to the Reinsurer in the event that the Reinsurer's shareholders' equity (calculated under United States generally accepted accounting principles) shall have declined by 50% or more from the amount of such shareholders' equity as at the previous December 31, (b) by the Company prior to the Termination Date upon (i) a material breach by the Reinsurer of its obligations under this Agreement (x) which breach has not been cured within ten (10) days following receipt by the Reinsurer of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach or (ii) the conviction of, or plea of nolo contendere by, the Reinsurer or any of its directors (other than any designated by the Company) or executive officers ("Reinsurer Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Reinsurer or any of the Reinsurer Persons finding a common law fraud, or other unlawful conduct by the Reinsurer or any of the Reinsurer Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Company or any of its subsidiaries or affiliates or
(c) by the Reinsurer prior to the Termination Date upon (i) a material breach by the Company of its obligations under this Agreement (x) which breach has not been cured

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within ten (10) days following receipt by the Company of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach or (ii) the conviction of, or plea of nolo contendere by, the Company or any of its directors or executive officers (the "Company Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Company or any of the Company Persons finding a common law fraud, or other unlawful conduct by the Company or any of the Company Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Reinsurer or any of its subsidiaries or affiliates. The party desiring to terminate this Agreement pursuant to clause (a) through
(c) above shall give prompt written notice of such termination to the other party. No termination of this Agreement pursuant to clause (a) through (c) above by a party will relieve the other party from any liability for any breach of this Agreement or from the performance of any obligation due with respect to any period preceding such termination.

In the event of the termination of this Agreement, the Reinsurer shall remain liable for all cessions in force prior to the termination until the natural expiration date and final disposition of all losses and loss expenses occurring hereunder during the period of its participation, and any amounts due under this Agreement applicable to periods prior to termination (for whatever reason) shall remain due after such termination.

Notwithstanding the foregoing, in the event of a termination of this Agreement prior to its Termination Date as provided in clauses (a) or (b) above the Company may, at its option, reassume all reinsurances in force at such termination in which case the Reinsurer shall return to the Company the unearned premium reserve calculated as of such date less the related Commissions.

                                   ARTICLE IV

TERRITORY

This Agreement shall follow the territorial scope of the Contracts written by the Company.

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                                    ARTICLE V

EXCLUSIONS

This Agreement shall be subject to the exclusions contained in the original Contracts of the Company.

                                   ARTICLE VI

ORIGINAL

The true intent of this Agreement being that the Reinsurer shall follow the fortunes of the Company, all reinsurances hereunder shall be subject to the same rates, terms, conditions, waivers and modifications as the respective Contracts of the Company, and the Reinsurer shall be credited with its exact proportion of the original premium written by the Company, subject to the provisions of the second sentence of ARTICLE II hereof.

The second paragraph of ARTICLE IX hereof and ARTICLES X and XI hereof are effective January 1, 1998, but are not intended to be in derogation of the provisions of this ARTICLE VI for any periods of time.

                                   ARTICLE VII

PREMIUM AND COMMISSION

The Company shall keep a record of each and every Contract ceded to this Agreement and shall cede to the Reinsurer its applicable quota share part of all gross premiums written by the Company in respect of such ceded Contracts after deducting from such premiums any Return Premiums (as defined herein).

The Reinsurer shall allow the Company a commission on the Contracts ceded hereunder equal to the applicable quota share part of the actual acquisition cost paid by the Company in obtaining said Contracts ("Written Commission"). For purposes of this Agreement, actual acquisition cost shall mean original commission plus premium tax and any brokerage paid by the Company.

In addition, the Reinsurer shall allow the Company the following override commissions as an allowance for the Company's overhead expense ("Override Commission"; together with

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


the Written Commission, the "Commissions"):

1. For periods through 11:59 p.m. Eastern Time, December 31, 1997: 4.2% of the applicable Quota Share part of all gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums).

2.    Effective 12:01 a.m. Eastern Time, January 1, 1998:

      A. Excess property, marine and aerospace business: 15% of the applicable Quota Share part of all gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums) primarily involving such business.

      B. Finite business (i.e., reinsurance contracts which transfer both insurance and investment risk, which have relatively large premiums with correspondingly large expected losses, and where the finite risk reinsurer's ultimate profitability depends on both the level of insurance losses, the timing of the payout of such losses, and the investment performance while holding the premium): 20% of the Reinsurer's margin on Contracts ceded to this Agreement primarily involving such business.

      C. Other business, including casualty and pro rata property, marine and aerospace: 5% of the applicable Quota Share part of all gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums) primarily involving such business.

In addition to the Commissions paid the Company as set forth herein, the Reinsurer shall pay the Company in respect of each Policy Year commencing prior to January 1, 1998 a profit commission ("Profit Commission") allowance of 16.8% on the applicable Quota Share part of the net profits in respect of all Contracts ceded to this Agreement and incepting or renewing during such Policy Year, computed as follows:

INCOME

1.    Premiums earned during the Period.

OUTGO

2.    Losses incurred during the Period.

3. Written Commission, brokerage and Override Commission plus deferred acquisition costs at the beginning of the Period less deferred acquisition costs at the end of the Period.

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4.    Federal excise taxes ("FET") paid during the Period.

5. Allowances for Reinsurer's management expense equal to five percent (5%) of the premiums earned in (1) above.

The calculation of income and outgo shall be made by the Company within ninety
(90) days after each anniversary of the close of a Policy Year commencing prior to January 1, 1998 and any monies due shall be remitted forty five (45) days thereafter. The first calculation shall be made as of December 31, 1997 for the Policy Year January 1, 1996 through December 31, 1996 with subsequent calculations made annually thereafter in respect of Policy Years commencing prior to January 1, 1998.

If for any Period commencing prior to January 1, 1998 the total of premiums earned as shown under Income exceed the total of the items under Outgo, the Company shall calculate for the Reinsurer 16.8% of the difference payable for each annual calculation; provided, however, if for any such Period the items under Outgo exceed the total of premiums earned as shown under Income (the amount of such excess, if any, hereinafter the "Deficit"), the amount of the Deficit shall be carried forward as a debit item in the calculation of income and outgo for the ensuing Policy Year(s) commencing prior to January 1, 1998 until the Deficit has been made good; provided, further, in no event shall any portion of any such Deficit otherwise be recoverable from the Company, whether on termination of this Agreement or otherwise.

In the event of termination of this Agreement on a cut-off basis in respect of any Policy Year commencing prior to January 1, 1998, the Period shall be from the beginning of the Period through the date of termination.

Should this Agreement be terminated on a runoff basis in respect of any Policy Year commencing prior to January 1, 1998, where the Reinsurer continues to be liable for losses after the date of termination, such run-off period shall be considered as part of the last Period.

For the purposes of this Agreement, the following definitions will apply:

(a) "Period" shall mean the actual time covered by each calculation of income and outgo as set forth in this Agreement.

(b) "Premiums earned" shall mean the total of the net written premiums ceded to the Reinsurer during the Period less unearned premiums at the close of the Period, if any, plus unearned premiums at the beginning of the Period, if any.

(c) "Net written premiums" shall mean gross premiums written and ceded to the

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Reinsurer as recorded by the Company less any returns and/or cancellations also recorded.

(d) "Losses incurred" shall mean losses paid, plus loss adjustment expense paid, by the Reinsurer, less salvages or subrogations recovered, during the Period, plus loss and loss adjustment expenses outstanding (included IBNR) at the end of the Period, less loss and loss adjustment expenses (including IBNR) outstanding at the beginning of the Period, if any.

                                  ARTICLE VIII

REPORTS AND REMITTANCES

Within forty five (45) days after the close of each quarter, the Company will furnish the Reinsurer with a report summarizing the reported and estimated written premiums ceded less the related reported and estimated Commissions and FET, and less reported losses paid and reported loss adjustment expense paid, and the net balance (disregarding estimated items) due either party. In addition, the Company will furnish the Reinsurer a quarterly statement showing the total reserves for outstanding losses, loss adjustment expense, unearned premiums, Profit Commissions (if any) and such other information as may be required by the Reinsurer for completion of any reports or statements required to be filed with Bermuda or other applicable insurance regulatory authorities. Reinsurer agrees (i) to provide to the Company such information as may be reasonably requested from time to time by the Company which information is required by the Company to comply with any requests or requirements of applicable insurance regulatory authorities (including, without limitation, the Connecticut Insurance Department) and (ii) to take such other commercially reasonable actions as the Company shall request, which actions are necessary or desirable in order for the Company to comply with any applicable insurance regulatory requirements respecting its ability to take credit, or reduce its liabilities, by reason of the reinsurance cessions which are the subject of this Agreement.

The Reinsurer agrees that it will on its books and records maintain reserves for outstanding losses and loss adjustment expense (including IBNR) that are at least equal to the amounts set forth in the statements provided by the Company respecting the Contracts ceded to this Agreement.

Amounts due the Reinsurer by the Company will be remitted with the quarterly report. Amounts due the Company by the Reinsurer will be remitted within forty five (45) days following receipt of the report. Should payment due from the Reinsurer exceed $250,000 as respects any one loss, the Company may give the Reinsurer notice of payment made, or its intention to make payment, on a certain date. If the Company has paid the loss,

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


payment will be made by the Reinsurer immediately. If the Company intends to pay the loss by a certain date and has submitted a satisfactory proof of loss or similar document, payment will be due from the Reinsurer twenty four (24) hours prior to that date, provided the Reinsurer has a period of five (5) business days after receipt of said notice to dispatch the payment. Cash loss amounts specifically remitted by the Reinsurer as set forth herein will be credited to its next quarterly report in which such cash loss amounts are reported. If the Statutory Trust Amount already includes assets set aside for such loss, the Company shall either draw from the Statutory Trust the amount due from the Reinsurer, or if such amount has been paid to the Company by the Reinsurer, authorize the Reinsurer to draw the amount paid from the Statutory Trust.

                                   ARTICLE IX

LOSSES AND LOSS ADJUSTMENT EXPENSES

All loss settlements (other than ex-gratia payments), whether under strict policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer in the amount of its applicable Quota Share part thereof. The Reinsurer shall bear its applicable Quota Share part of all loss adjustment expenses incurred under the ceded Contracts.

In addition to indemnity amounts recoverable hereunder, the Reinsurer shall bear its proportionate share of all expenses incurred by the Company in the investigation, adjustment, appraisal or defense of all claims under policies reinsured hereunder (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss), and shall receive its proportionate share of any recoveries of such expenses.

                                    ARTICLE X

EXTRA CONTRACTUAL OBLIGATIONS

The Reinsurer shall be liable hereunder for its share of 100% of any loss to the Company in respect of Extra Contractual Obligations.

"Extra Contractual Obligations" are defined as those liabilities (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss) not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such

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liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss. The time any amount is due from the Reinsurer hereunder shall be based upon the time the Company has made a payment to which these provisions relate.

For purposes of Extra Contractual Obligations coverage there shall be no recovery hereunder where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or other organization or party involved in the presentation, defense or settlement of a claim on behalf of the Company.

                                   ARTICLE XI

JUDGMENTS IN EXCESS OF POLICY LIMITS

This Agreement shall protect the Company for the Reinsurer's share in connection with 100% of any loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement, or in the preparation of the defense, or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

However, this Article shall not apply where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim.

For purposes of this Article the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss).

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


                                   ARTICLE XII

FUNDING AND DEPOSITS

The obligations of the Reinsurer hereunder shall be secured by one or more trust accounts and/or by one or more clean, irrevocable and unconditional letters of credit and/or by other security arrangements, all as more fully described below.

A. Statutory Trust Account

Investors Re has established, and the Reinsurer has assumed, a trust account for the benefit of the Company (the "Statutory Trust") pursuant to a Trust Agreement with Chase Manhattan Bank dated as of January 31, 1996, as amended by Amendment No. 1 thereto (collectively, the "Statutory Trust Agreement"). At all times during the term of this Agreement, the Statutory Trust Agreement and Statutory Trust account must be in a form and with a bank acceptable to the Company and to the Connecticut Insurance Department and any other insurance regulatory authorities having jurisdiction over the Company's loss reserves and must otherwise comply with all applicable insurance regulatory requirements.

At all times during the term of this Agreement, the Reinsurer shall have on deposit in the Statutory Trust assets equal to (i) the amount of the Obligations (as hereinafter defined) as of the last day of the immediately preceding fiscal quarter plus, in respect of periods prior to April 1, 1998, (ii) the cumulative underwriting profit, if any, of the Reinsurer for such immediately preceding fiscal quarter and the prior three fiscal quarters (the "Statutory Trust Amount"); provided, that the amount of the assets so deposited in the Statutory Trust may be less than the Statutory Trust Amount if the Reinsurer provides the Company with one or more letters of credit complying with Section B of this
ARTICLE XII; provided, further, that for purposes of clause (ii) above only, any assets of the Reinsurer on deposit in a similar trust account (which meets the applicable insurance regulatory requirements) for the benefit of the Company or any subsidiary of the Company pursuant to a similar clause under other reinsurance or retrocessional agreements between the Company or any subsidiary of the Company and the Reinsurer shall be deducted therefrom. The term "Obligations" shall mean (x) the Reinsurer's share, pursuant to Contracts ceded to this Agreement, of: (i) reinsurance losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses, profit commissions and return premiums upon cancellation, paid by the Company but not recovered from the Reinsurer (by netting against amounts owed to the Reinsurer or otherwise);
(ii) reserves for reinsured losses reported and outstanding; (iii) reserves for reinsured losses incurred but not reported; (iv) reserves for allocated loss adjustment expenses; (v) reserves for unearned premiums; and (vi) reserves for contingent commissions, no claim bonuses and profit commissions owed by the Company to third parties; plus (y) any Commissions, Profit Commissions or other

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


amounts the Company claims are due under this Agreement, but not recovered from the Reinsurer (by netting against amounts owed to the Reinsurer or otherwise). Adjustments to the Statutory Trust Amount shall be made within thirty (30) days of Reinsurer's receipt of the report provided for in Article VIII.

Assets deposited in the Statutory Trust shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the types permitted for a domestic property/casualty reinsurance company under the provisions of the applicable insurance laws and regulations of the State of Connecticut, or any combination of the above, provided that any such investments are not issued by an institution that is the parent, subsidiary, or affiliate of either the Company or the Reinsurer.

Upon notification by the Company that the value of the assets on deposit in the Statutory Trust is less than the Statutory Trust Amount (unless a letter of credit has been provided for the amount of such deficiency), the Reinsurer shall, within ten (10) days of receipt of such notice, deposit sufficient additional assets in the Statutory Trust to increase the value of the assets or deposit therein to the Statutory Trust Amount.

The Reinsurer, prior to depositing assets in the Statutory Trust, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate, withdraw or dispose of any such assets without consent or signature from the Reinsurer or any other entity.

The Reinsurer and the Company agree that, notwithstanding any other provision of this Agreement, the assets in the Statutory Trust established pursuant to the provisions of this Agreement may be withdrawn by the Company at any time, without notice to the Reinsurer, upon the presentation of a letter signed by the President or any Vice President of the Company stating that amounts are due and owing with respect to this Agreement and stating the amounts due. Such withdrawn assets shall be utilized and applied by the Company or its successors in interest by operation of law, including without limitation any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1. To reimburse the Company for the Reinsurer's share of premiums returned to the owners of Contracts ceded to this Agreement because of cancellations of such Contracts ("Return Premiums").

2. To reimburse the Company for the Reinsurer's share of losses, allocated loss

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


      adjustment expenses, contingent commissions, no claim bonuses and profit commissions paid by the Company pursuant to the provisions of the Contracts ceded to this Agreement.

3. To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Contracts ceded to this Agreement, including, but not be limited to, amounts for claims and losses incurred (including losses incurred but not reported), allocated loss adjustment expenses, unearned premium reserves and reserves for contingent commissions, no claim bonuses and profit commissions to third parties.

4. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.

The Company agrees to return to the Reinsurer any amounts withdrawn from the Statutory Trust which are in excess of the actual amounts required for items 1, 2 and 3 above or, in the case of item 4 above, any amounts that are subsequently determined not to be due.

The Company further agrees to utilize all of the assets in the Statutory Trust prior to drawing on any letter of credit established pursuant to Section B of this ARTICLE XII and prior to utilizing any assets deposited in other trusts, drawing down on any letters of credit or realizing on any other security arrangements, in each case established pursuant to Section C of this ARTICLE XII.

B. Letters of Credit

By January 1 of each year during the term of this Agreement, the Reinsurer shall, in the event that assets equal to the Statutory Trust Amount are not on deposit in the Statutory Trust, establish and provide to the Company one or more clean, irrevocable and unconditional letters of credit with a minimum duration of one year, for the benefit of the Company and in a form and with a bank that is acceptable to the Connecticut Department of Insurance and any other insurance regulatory authorities having jurisdiction over the Company's loss reserves and which otherwise complies with all applicable insurance regulatory requirements. The letter(s) of credit respecting any year during the term of this Agreement shall be for an aggregate amount equal to the Statutory Trust Amount minus the value of any assets on deposit in the Statutory Trust.

Any letter of credit provided by the Reinsurer pursuant to the provisions of this Agreement shall contain an issue date and date of expiration and shall stipulate that the Company need only draw a sight draft under the letter of credit and present it to obtain funds and that no other document need be presented. Such letter of credit must contain a statement to the effect that the obligation of the issuing bank under the letter of credit is in no way contingent upon reimbursement with respect thereto.

The term of any letter of credit provided hereunder shall be for at least one year and shall contain an "evergreen clause" which prevents the expiration of the letter of credit without due notice from the issuer. The "evergreen clause" shall provide for a period of no less than thirty (30) days' notice prior to expiry date or non-renewal.

The Reinsurer and the Company agree that any letter of credit provided by the Reinsurer pursuant to the provisions of this Agreement may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or its successors in interest, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1.    To reimburse the Company for Return Premiums.

2. To reimburse the Company for the Reinsurer's share of losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses and profit commissions paid by the Company pursuant to the terms and provisions of the Contracts ceded to this Agreement.

3. To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Contracts ceded to this Agreement, including, but not be limited to, amounts for claims and losses incurred (including losses incurred but not reported), allocated loss adjustment expenses, unearned premium reserves and reserves for contingent commissions, no claim bonuses and profit commissions to third parties.

4. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.

The Company agrees to return to the Reinsurer any amounts drawn under any such letter of credit which are in excess of the actual amounts required for items 1, 2 and 3 above or, in the case of item 4 above, any amounts that are subsequently determined not to be due.

C. Additional Security

In addition to the Statutory Trust and any letters of credit established pursuant to Sections A and B of this ARTICLE XII, the Reinsurer shall establish additional security arrangements for the benefit of the Company, with terms satisfactory to the Company, with respect to the Additional Security Amount (as hereinafter defined). The "Additional Security Amount" shall be equal to, without duplication, (i) 90% of the shareholders' equity (calculated in accordance with United States generally accepted accounting principles) of the Reinsurer as of the last day of the immediately preceding fiscal quarter, minus (ii) the Statutory Trust Amount and any amount held in the Statutory Trust in excess of the Statutory Trust Amount, minus (iii) any amounts which at such quarter end were being utilized to collateralize the obligations of the Reinsurer pursuant to other reinsurance arrangements with the Company or any affiliate of the Company, and minus (iv) such other amounts as the Company may agree are not required to secure the Reinsurer's obligations under this Agreement; provided, however, for any fiscal quarter following a fiscal quarter as of the last day of which the Reinsurer had shareholders' equity of at least $100 million, clause (i) above shall be reduced to 125% of the most recent worst case frequency scenario presented to the Reinsurer by the Company on an annual or more frequent basis as the Company may determine, in each case applicable to the risks ceded to the Reinsurer by the Company and its affiliates and utilizing the methodology and assumptions utilized by the Company and its affiliates for their internal use.

The Reinsurer and the Company agree that the Company or its successors in interest may exercise the Company's rights under such additional security arrangements and apply the proceeds thereof, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1.    To reimburse the Company for Return Premiums.

2. To reimburse the Company for the Reinsurer's share of losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses and profit commissions paid by the Company pursuant to the terms and provisions of the Contracts ceded to this Agreement.

3. To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Contracts ceded to this Agreement, including, but not be limited to, amounts for claims and losses incurred (including losses incurred but not reported), allocated loss adjustment expenses, unearned premium reserves and reserves for contingent commissions, no claim bonuses and profit commissions to third parties.

4. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.

The Company agrees to return to the Reinsurer any amounts drawn under any such additional security arrangements which are in excess of the actual amounts required for items 1, 2 and 3 above or, in the case of item 4 above, any amounts that are subsequently determined not to be due.

From time to time, the Company shall reduce the amounts of any letters of credit established under this ARTICLE XII, release assets from the Statutory Trust established pursuant to this ARTICLE XII or release assets from such other security arrangements as may be established pursuant to this ARTICLE XII by such amounts as the Company reasonably determines (in its sole discretion) are no longer required to secure the obligations of the Reinsurer to the Company hereunder; provided, however, that in no event shall the value of the assets held in the Statutory Trust plus the amount of such letters of credit be less than the Reinsurer's Obligations.

                                  ARTICLE XIII

TAXES

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than on Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE XIV

FEDERAL EXCISE TAX

The Reinsurer and the Company agree that the Company shall withhold and pay over to the United States Treasury Department, together with all necessary forms and reports, the Excise Tax imposed by Section 4371 of the Internal Revenue Code of 1986, as amended, in accordance with the provisions of Sections 4370 through 4374 thereof. The Company will provide the Reinsurer copies of all such returns and reports. In the event of any Return Premium becoming due hereunder, the Company will either (i) offset the Excise Tax applicable to the Return Premium against future Excise Taxes payable to the Treasury Department, or (ii) pay to the Reinsurer the amount which the Company recovers from the Treasury Department with respect to the Return Premium. In the event any amount offset pursuant to subsection (i) of the previous sentence is disallowed by the Internal Revenue Service, the Reinsurer shall indemnify the Company for any such disallowed amount. The Company will use reasonable efforts to offset or recover any such tax previously withheld on the returned portion of the premium and the Reinsurer will cooperate with the Company to the extent reasonably necessary to assist the Company in offsetting or recovering the tax previously withheld on the returned portion of the premium from the Treasury Department.

                                   ARTICLE XV

CURRENCY

Wherever the word "Dollars" or sign "$" appear in this Agreement they shall be construed to mean United States Dollars.

For purposes of this Agreement, where the Company receives premiums or pays losses and/or commissions in currencies other than United States currency, such premiums or losses and commissions shall be converted into United States Dollars at the same rates of exchange as entered in the Company's books.

                                   ARTICLE XVI

ACCESS TO RECORDS

The Reinsurer or its duly accredited representatives shall have full access to the books and records (other than any list or lists of brokers through which the Company has written the business ceded hereunder) of the Company at all reasonable times for the purpose of obtaining information concerning this Agreement or the subject matter hereof. Upon request, the Company shall supply the Reinsurer, at the Reinsurer's expense, with copies of the whole or any part of such books and records relating to this Agreement or the subject matter hereof.

The Reinsurer agrees, on behalf of itself and its representatives, to hold and keep confidential, and not to disclose to any third party (unless requested or required by relevant insurance regulatory authorities or otherwise compelled to do so by applicable law), any confidential and proprietary information of the Company which it receives or has access to pursuant to the above paragraph. The Reinsurer further agrees, on behalf of itself and its representatives, that it shall not use any underwriting or related information received from the Company, except for the sole purpose of analyzing the risks to be ceded to the Reinsurer hereunder or in the application of the terms of this Agreement. The Reinsurer agrees to abide by any determination by the Company that any information provided to the Reinsurer constitutes confidential and proprietary information.

                                  ARTICLE XVII

ERRORS AND OMISSIONS

Except as provided in the second sentence of ARTICLE II hereof, any inadvertent delay, omission, or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified promptly upon discovery.

                                  ARTICLE XVIII

INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable by the Reinsurer directly to the Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator, or statutory successor of the Company has failed to pay all or portion of any claim. It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor.

The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of their respective reinsurance agreements as though such expense had been incurred by the Company.

The reinsurance shall be payable by the Reinsurer to the Company or its liquidator, receiver, conservator, or statutory successor, except as provided by
Section 4118(a) of
the New York Insurance Law or except (a) where the agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, and (b) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                   ARTICLE XIX

ARBITRATION

As a condition precedent to any right of action hereunder, if any dispute, claim or controversy shall arise between the Company and the Reinsurer with respect to this Agreement, the interpretation or breach thereof or the rights of the parties with respect to any transaction contemplated hereunder (a "Dispute"), whether such Dispute arises before or after termination of this Agreement, such dispute, upon the written demand of either party, shall be arbitrated in accordance with this ARTICLE XIX. Any such demand for arbitration shall be made within a reasonable time after the Dispute has arisen, and in any event shall not be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.

Any Dispute to be arbitrated hereunder shall be submitted to three arbitrators, one to be appointed by each party, and an umpire to be chosen by the two so appointed. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of the umpire within thirty (30) days of their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the choice between the remaining two shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance or reinsurance companies or underwriters at Lloyd's, London not under the control of, or having had in the previous 3 years direct and material business relations with, or related by birth or marriage to any employee of, either party to this Agreement, and having no other personal or financial interest in the outcome of the arbitration. Any determination by a majority of the arbitrators shall be binding and conclusive upon the parties hereto.

Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the umpire. All proceedings before the arbitration panel shall be informal and the arbitrators shall have the power to fix all procedural rules relating to the arbitration proceeding.

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


The arbitration panel shall render its decision within thirty (30) days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. Judgment upon the final decision of the arbitrators may be entered in any court having jurisdiction or application may be made to such court for a judicial confirmation of the award and an order of enforcement, as the case may be. Unless otherwise allocated by the arbitrators, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of any other expenses of the arbitration. The arbitration shall take place in the city in which the Company's head office is located unless some other place is mutually agreed upon by the Company and the Reinsurer.

Notwithstanding the foregoing provisions of this ARTICLE XIX, it is hereby agreed that no arbitration panel shall have any power to add to, alter or modify the terms and conditions of this Agreement or to decide any issue which does not arise from the interpretation or application of the provisions of this Agreement.

                                   ARTICLE XX

SERVICE OF SUIT

In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder following an arbitration decision, or if court action is necessary to aid arbitration, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction in the State and City of New York and will comply with all requirements necessary to give such court jurisdiction. All matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this ARTICLE XX constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Service of process in such suit may be made upon Alan S. Kramer P.C., 65 East 55th Street, 9th Floor, New York, NY 10022 (the "agent for service of process") and in any suit instituted upon this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal whose decision is no longer subject to appeal. The above-named agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and the Reinsurer hereby agrees that any such service shall be deemed good and sufficient service under the New York Civil Practice Laws and Rules.

Further, pursuant to any statute of any state, territory or district of the United States of America which requires that the Reinsurer appoint a person designated by such statute as its agent for service of process, Reinsurer hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in such statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof if such agent must be in the United States, otherwise such process shall be mailed to the Reinsurer at its address for notice under Article XXIII hereof.

                                   ARTICLE XXI

RESTRICTIONS ON REINSURER OPERATIONS

For so long as this Agreement is in effect, without the prior written consent of the Company, which consent shall not be unreasonably withheld, the Reinsurer shall not (i) negotiate for, agree to or take any action with respect to any merger, consolidation, reorganization, recapitalization (other than issuances of, or reclassifications into, equity securities or indebtedness incurred in accordance with clause (ii) below) or similar transaction involving the Reinsurer, or sell, lease, exchange or dispose of, in any way, all or substantially all of the property or assets of the Reinsurer; (ii) authorize the creation, issuance, assumption or guarantee by the Reinsurer of any indebtedness for borrowed money involving in excess of U.S.$5 million or extending beyond a maturity of three years (except for any indebtedness subordinated in right of payment and in all other respects to the Obligations which subordination shall be on terms and conditions in form and substance satisfactory to the Company);
(iii) mortgage, pledge or otherwise encumber the assets of the Reinsurer involving in excess of U.S.$5 million in any single transaction (except for any mortgages, pledges or encumbrances subordinated in all respects to the Obligations (and all related security interests of the Company) which subordination shall be on terms and conditions in form and substance satisfactory to the Company); provided, however, nothing herein shall preclude the Board of Directors of the Reinsurer from encumbering the assets of the Reinsurer by placing them in trust or otherwise encumbering them for the benefit of the Company or by pledging them as security for payment of letters of credit issued for the benefit of the Company, any such action, when so taken, to be deemed in the ordinary course; (iv) engage or dismiss the Reinsurer's independent accountants; (v) authorize or amend any agreement or other arrangement between the Reinsurer, on the one hand, and any holder of the capital stock of the Reinsurer or any affiliate thereof, on the other hand which agreement, arrangement or amendment thereto reduces the net worth of the Reinsurer in other

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


than an immaterial amount or creates any rights not subordinated to the Obligations and security interests of the Company as provided in clauses (ii) and (iii) above; (vi) authorize the formation or acquisition of, or make any investments in, any subsidiaries; or (vii) declare, set aside, pay or make any dividend or other distribution or payment in respect of shares of the capital stock or other securities of the Reinsurer, or, directly or indirectly, redeem, retire, purchase or otherwise acquire any of such capital stock or other securities, except as respects repayments of indebtedness incurred in accordance with clause (ii) above and purchases out of capital required by, and effected in accordance with the terms of, any securities of the Reinsurer.

For so long as the Reinsurer obtains at least 50% of its gross premiums written for any year pursuant to this Agreement and any other agreements with the Company or an affiliate thereof, the Company shall have the right to designate one (1) individual to serve as a director of the Reinsurer (provided, however, that if any of such other agreements contain a similar provision, the Company shall not be entitled to designate more than one (1) individual to serve as a director of the Reinsurer under all such agreements unless expressly provided).

During the term of this Agreement, Reinsurer agrees that, without the prior written consent of the Company, which consent shall not be unreasonably withheld, Reinsurer will not, directly or indirectly, underwrite insurance or reinsurance business except pursuant to this Agreement and other insurance and reinsurance agreements with the Company and its affiliates. Nothing in this Agreement shall be construed to prohibit or otherwise limit the ability of the Company to cede business to any other person, or to engage in any other business (including any business competing with Reinsurer).

LLOYD'S SYNDICATE/TRANSNATIONAL INSURANCE COMPANY

Effective January 1, 1998 and for so long as this Agreement is in effect, the Company shall (i) endeavor to make available to the Reinsurer, on substantially the same terms as this Agreement (other than commissions which shall be 10% on all business), a quota share or equivalent interest in the underwriting profits and losses of the Company's Lloyd's syndicate to the extent of the interests therein of PXRE Ltd. (U.K.) (currently 100%), and (ii) cause its wholly-owned subsidiary Transnational Insurance Company ("Transnational") to offer to cede to the Reinsurer an equivalent quota share of Transnational's net retained line on all of its contracts on substantially the same terms as this Agreement, in each case subject to the execution by the Reinsurer of an appropriate agreement in respect thereof.

                                  ARTICLE XXII

LIMITATIONS ON LIABILITY

The parties acknowledge that all business ceded under this Agreement shall be subject to acceptance or rejection by the Reinsurer in its sole judgment. Accordingly, in no event shall the Company be liable to the Reinsurer respecting
(i) the volume of business ceded pursuant to this Agreement (provided the Quota Share, if any, is offered to be ceded) or (ii) any losses on any business ceded pursuant to this Agreement.

Subject to the provisions of the preceding paragraph, the liability of the Company to the Reinsurer in respect of any failure to comply with the provisions of this Agreement shall be limited to amounts actually owed hereunder and damages directly caused by the willful misconduct or gross negligence of the Company. In no event shall the Company be liable for indirect, incidental, special or consequential damages.

The parties shall each be entitled to specific performance of the terms of this Agreement.

                                  ARTICLE XXIII

NOTICES

All notices, requests, demands and other communications hereunder must be in writing (including facsimile transmission) and shall be deemed to have been duly given (i) when received if delivered by hand against written receipt, (ii) when sent if sent by facsimile transmission between 9:00 a.m. and 5:00 p.m. on a day when the Federal Reserve Bank and the Bank of Bermuda are open for business, provided such transmission is confirmed by the transmitting machine, (iii) 5 days after being mailed if mailed by prepaid, first class certified mail, return receipt requested, or (iv) if sent by overnight courier, 2 days after delivery to a recognized major overnight courier service, fees prepaid. In each case notices shall be addressed as follows:

            If to the Company:

                  PXRE Reinsurance Company
                  399 Thornall Street
                  14th Floor
                  Edison, NJ  08837
                  Attention: President
                  Facsimile No.: 908-906-9157

            If to the Reinsurer:

                                                 (after September 15, 1998)
                  Select Reinsurance Ltd.        Select Reinsurance Ltd.
                  Continental Building           Corner House
                  25 Church Street               20 Parliament Street, 4th Floor
                  P.O. Box HM 824                Hamilton HM12
                  Hamilton  HMCX                 Bermuda
                  Bermuda                        Attention: Jeffrey L. Radke
                  Attention: Jeffrey L. Radke    Facsimile No.: 441-296-8459
                  Facsimile No.: 441-295-1702

Any party by notice in writing sent to the other may change the name, address or facsimile number to which notices, requests, demands or other communications to it shall be given.

                                  ARTICLE XXIV

MISCELLANEOUS

Both the Reinsurer and the Company shall have, and may exercise at any time, the right to offset any balance or balances due from one party to the other or, to the extent permitted by applicable law, such other's successor, including a successor by operation of law. Such offset may only include balances due under this Agreement and any other reinsurance agreements heretofore or hereafter entered into between the Reinsurer and the Company, regardless of whether such balances are in respect of premiums, or losses or otherwise, and regardless of the capacity of any party, whether as reinsurer or reinsured, under the various agreements involved.

This Agreement (including any Endorsements hereto) contains the entire agreement between the parties, and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements, relating to the subject matter hereof.

Nothing in the preceding sentence is intended in derogation of the understanding of the Company and the Reinsurer expressed in the letter agreement between the parties executed contemporaneously with the execution of this Agreement. Contemporaneously with the execution of this Agreement, Reinsurer shall repay to the Company the facility fee amount of $100,000, together with interest on the unpaid balance thereof at a rate of 6.75% per annum compounded annually, to the payment date, whereupon the Participant Agreement shall terminate, effective 12:01 a.m. Eastern Time, October 1, 1997, subject to the provisions of Section
9.3 thereof.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York (other than any mandatory conflict of law rule which might result in the application of the law of any other jurisdiction).

This Agreement is intended for the exclusive benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing contained in this Agreement shall be construed as creating any rights or benefits in or to any third party.

The captions of the various sections of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

Except as otherwise provided in this Agreement, any failure or delay on the part of any party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity.

No party may assign any of its rights or obligations under this Agreement without the written consent of the other party to this Agreement, which consent may be arbitrarily withheld by such party, any such non-consented to assignments being void. Except as otherwise provided in this Agreement, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers.

Signed in Hamilton, Bermuda, effective this 1st day of October, 1997, except as to the changes effective January 1, 1998 which are effective as of such date.

                                    SELECT REINSURANCE LTD.


                                    By /s/ Jeffrey L. Radke
                                       -----------------------------------------
                                       Name:  Jeffrey L. Radke
                                       Title: President

Signed in Edison, New Jersey, effective this 1st day of October, 1997, except as to the changes effective January 1, 1998 which are effective as of such date.

                                    PXRE REINSURANCE COMPANY


                                    By /s/ Gerald L. Radke
                                       -----------------------------------------
                                       Name:  Gerald L. Radke
                                       Title: President

                                                                         ANNEX I

                               Form of Endorsement

                                   ENDORSEMENT
                                       TO
                              AMENDED AND RESTATED
                             FACULTATIVE OBLIGATORY
                            RETROCESSIONAL AGREEMENT
            (hereinafter referred to as the "Reinsurance Agreement")
                                     between
                            PXRE REINSURANCE COMPANY
                    (hereinafter referred to as the "Company)
                                       and
                             SELECT REINSURANCE LTD.
                  (hereinafter referred to as the "Reinsurer")

It is understood and agreed that for the Policy Year commencing January 1, _____:

      (i) the applicable quota share for purposes of the Reinsurance Agreement shall be ______________ percent (____%); and

      (ii) Cessions to the Reinsurance Agreement shall not exceed $_______ per reinsurance program.

Signed in _______________________, this _____ day of _______________, ____.

                                    SELECT REINSURANCE LTD.


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:

Signed in _______________________, this _____ day of ______________, ____.

                                    PXRE REINSURANCE COMPANY


                                    By
                                       -----------------------------------------
                                       Name:
                                       Title:

                              VARIABLE QUOTA SHARE
                            RETROCESSIONAL AGREEMENT

                                     between

                            PXRE REINSURANCE COMPANY

                                       and

                             SELECT REINSURANCE LTD.

VARIABLE QUOTA SHARE RETROCESSIONAL AGREEMENT, dated as of April 1, 1997 (hereinafter referred to as the "Agreement"), between SELECT REINSURANCE LTD., a Bermuda company (hereinafter referred to as the "Reinsurer"), and PXRE REINSURANCE COMPANY, a Connecticut corporation (hereinafter referred to as the "Company").

                              W I T N E S S E T H :

WHEREAS, the Company and the Reinsurer wish to enter into a variable quota share retrocessional arrangement pursuant to which the Company will offer to cede to the Reinsurer, and the Reinsurer may assume from the Company, a variable share of the Company's liabilities arising from certain of the Company's reinsurance contracts, as determined by the Company, upon the terms and subject to the conditions described below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and of the mutual benefits herein provided, the parties hereto agree as follows:

                                    ARTICLE I

CLASSES OF BUSINESS REINSURED

This Agreement shall cover liability ceded under specified domestic and international Contracts written by the Company in the manner set forth in
ARTICLE II -- REINSURANCE CLAUSE and subject to the exclusions set forth in
ARTICLE V -- EXCLUSIONS. The terms "Contract(s)", "Contracts written by the Company" and "Contracts of the Company" shall mean any and all binders, policies, certificates, agreements and contracts of property, marine and aerospace reinsurance and insurance issued, accepted or held, covered provisionally or otherwise in the name of the Company and, effective from 12:01 a.m. Eastern Time, January 1, 1998, shall mean any and all binders, policies, certificates, agreements and contracts of reinsurance and insurance issued, accepted or held, covered provisionally or otherwise in the name of the Company.

                                   ARTICLE II

REINSURANCE CLAUSE

Commencing with the effective date of this Agreement, the Company shall inform the Reinsurer when the Company believes that it has the opportunity to offer Contract cessions to the Reinsurer in excess of the Company's Net Retained Line (as hereinafter defined). The Reinsurer shall have the right to accept or reject such cession offer in respect of any Contract upon notice given in writing promptly following receipt by the Reinsurer of underwriting detail in respect of the proposed Contract cession.

The Company shall, after receiving the acceptance of the Reinsurer in respect of the business being offered to the Reinsurer, authorize acceptances for the Company's gross participation including that portion of each acceptance intended to be ceded to the Reinsurer under this Agreement. Specifically, the Company will first determine its Net Retained Line and increase its authorization per acceptance up to three hundred percent (300%) of the Company's Net Retained Line to allow for a cession to this Agreement subject to the understanding that said cessions to the Reinsurer shall never be greater than $500,000 per reinsurance program, unless specifically approved by the President or Board of Directors of the Reinsurer.

When Company authorizations are accepted, whether in part or in full, that portion in excess of the Company's Net Retained Line (as outlined above) shall be ceded to the Reinsurer, and each such Contract cession shall be deemed a Contract ceded to, and in force under, this Agreement. Final participations by the Company that are equal to or less than the Company's authorized Net Retained Line require no cession hereunder to the Reinsurer.

Notwithstanding the above, the Company may elect to omit or restrict cessions hereunder. Subject to the conditions of the following paragraph, the term "Net Retained Line" shall mean the amount of liability which the Company maintains per reinsurance program after deduction of liability ceded, if any, to any general or specific retrocessions. The Company may purchase specific and/or catastrophe reinsurance with respect to its Net Retained Lines and it is agreed that such reinsurance will not violate in any way the terms and conditions of this Agreement. The Company may recommend the purchase of retrocessional coverage for the common account of the Company and the Reinsurer with respect to the business ceded hereunder when the Company deems such purchase appropriate, and if such retrocessional coverage is accepted by the Reinsurer the Company may charge the Reinsurer its proportionate share of the cost thereof.

The term "reinsurance program" as used hereunder shall be deemed to apply to a reinsured company or a group of related reinsured companies, as the case may be, for each class of Treaty business, separately to each of the two types of Treaty reinsurance referred to under (1) and (2) and to one or more than one reinsured company or one or more than one group of related reinsured companies, as the case may be, for Facultative business as referred to under (3) as follows:

      1. Treaty Underlying Reinsurance Program -- The portion of a ceding company's program consisting of Pro Rata Treaties and/or Risk Excess of Loss Contracts involving one or more layers where appropriate, and subject to the same loss from an original insured.

      2. Treaty Catastrophe Reinsurance Program -- The portion of a ceding company's program consisting of Catastrophe Excess of Loss and/or Aggregate Excess of Loss Contracts involving one or more layers where appropriate.

      3. Facultative Reinsurance Program -- The portion of a ceding company's program/programs consisting of excess of loss or pro rata certificates issued on behalf of one original insured consisting of one or more layers or classes of business where appropriate.

                                   ARTICLE III

TERM AND CANCELLATION

This Agreement shall be effective from 12:01 a.m., Eastern Time, April 1, 1997, except for the provisions specified herein as being effective as of 12:01 a.m. Eastern Time, January 1, 1998 which shall be effective as of such time. This Agreement shall be continuously in force until 11:59 p.m., Eastern Time, December 31, 1998 and, effective January 1, 1998, shall be continuously in force until 11:59 p.m. Eastern Time, December 31, 2002 (the "Termination Date"); provided, that this Agreement may be terminated (a) by the Company prior to the Termination Date by notice to the Reinsurer in the event that the Reinsurer's shareholders' equity (calculated under United States generally accepted accounting principles) shall have declined by 50% or more from the amount of such shareholders' equity as at the previous December 31, (b) by the Company prior to the Termination Date upon (i) a material breach by the Reinsurer of its obligations under this Agreement (x) which breach has not been cured within ten
(10) days following receipt by the Reinsurer of written notice of such breach or
(y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach or (ii) the conviction of, or plea of nolo contendere by, the Reinsurer or any of its directors (other than any designated by the Company) or executive officers ("Reinsurer Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Reinsurer or any of the Reinsurer Persons finding a common law fraud, or other unlawful conduct by the Reinsurer or any of the Reinsurer Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Company or any of its subsidiaries or affiliates or (c) by the Reinsurer upon (i) a material breach by the Company of its obligations under this Agreement (x) which breach has not been cured within ten (10) days following receipt by the Company of written notice of such breach or (y) if such breach is not susceptible to cure within such ten (10) day period steps reasonably designed to cure such breach are not commenced within such period, such steps are not diligently pursued or such breach is not cured within a reasonable period following such written notice of breach or (ii) the conviction of, or plea of nolo contendere by, the Company or any of its directors or executive officers (the "Company

Persons") to a felony or a crime involving moral turpitude, or the entry of a judgment no longer subject to appeal against the Company or any of the Company Persons finding a common law fraud, or other unlawful conduct by the Company or any of the Company Persons that is injurious to the financial condition or reputation of, or is otherwise materially injurious to, the Reinsurer or any of its subsidiaries or affiliates. The party desiring to terminate this Agreement pursuant to clause (a) through (c) shall give prompt written notice of such termination to the other party. No termination of this Agreement pursuant to clause (a) through (c) above by a party will relieve the other party from any liability for any breach of this Agreement or from the performance of any obligation due with respect to any period preceding such termination.

In the event of the termination of this Agreement, the Reinsurer shall remain liable for all cessions in force prior to the termination until the natural expiration date and final disposition of all losses and loss expenses occurring hereunder during the period of its participation, and any amounts due under this Agreement applicable to periods prior to termination (for whatever reason) shall remain due after such termination.

Notwithstanding the foregoing, in the event of a termination of this Agreement prior to its Termination Date as provided in clauses (a) or (b) above the Company may, at its option, reassume all reinsurances in force at such termination in which case the Reinsurer shall return to the Company the unearned premium reserve calculated as of such date less the related Commissions.

                                   ARTICLE IV

TERRITORY

This Agreement shall follow the territorial scope of the Contracts written by the Company.

                                    ARTICLE V

EXCLUSIONS

This Agreement shall be subject to the exclusions contained in the original Contracts of the Company.

                                   ARTICLE VI

ORIGINAL CONDITIONS

The true intent of this Agreement being that the Reinsurer shall follow the fortunes of the Company, all reinsurances hereunder shall be subject to the same rates, terms, conditions, waivers and modifications as the respective Contracts of the Company, and the Reinsurer shall be credited with its exact proportion of the original premium written by the Company, subject to the provisions of the second sentence of ARTICLE II hereof.

The second paragraph of ARTICLE IX hereof and ARTICLES X and XI hereof are effective January 1, 1998, but are not intended to be in derogation of the provisions of this ARTICLE VI for any periods of time.

                                   ARTICLE VII

PREMIUM AND COMMISSION

The Company shall keep a record of each and every Contract ceded to this Agreement and shall cede to the Reinsurer its proportionate share of all gross premiums written by the Company in respect of such ceded Contracts after deducting from such premiums any Return Premiums (as defined herein).

The Reinsurer shall allow the Company a commission on the Contracts ceded hereunder equal to the Reinsurer's proportionate share of the actual acquisition cost paid by the Company in obtaining said Contracts ("Written Commission"). For purposes of this Agreement, actual acquisition cost shall mean original commission plus premium tax and any brokerage paid by the Company.

In addition, the Reinsurer shall allow the Company the following override commissions as an allowance for the Company's overhead expense ("Override Commission"; together with the Written Commission, the "Commissions"):

1. For periods through 11:59 p.m. Eastern Time, December 31, 1997: 5% of the Reinsurer's proportionate share of all gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums).

2.    Effective 12:01 a.m. Eastern Time, January 1, 1998:

      A. Excess property, marine and aerospace business: 15% of the Reinsurer's proportionate share of all gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums) primarily involving such business.

      B. Finite business (i.e., reinsurance contracts which transfer both insurance and investment risk, which have relatively large premiums with correspondingly large expected losses, and where the finite risk reinsurer's ultimate profitability depends on both the level of insurance losses, the timing of the payout of such losses, and the investment performance while holding the premium): 20% of the Reinsurer's margin on Contracts ceded to this Agreement primarily involving such business.

      C. Other business, including casualty and pro rata property, marine and aerospace: 5% of the Reinsurer's proportionate share of all gross premiums written in respect of Contracts ceded to this Agreement (after deducting Return Premiums) primarily involving such business.

In addition to the Commissions paid the Company as set forth herein, the Reinsurer shall pay the Company in respect of each Policy Year commencing prior to January 1, 1998 a profit commission ("Profit Commission") allowance of twenty percent (20%) of the Reinsurer's proportionate share of the net profits in respect of all Contracts ceded to this Agreement and incepting or renewing during such Policy Year, computed as follows:

      INCOME

            1.    Premiums earned during the Period.

      OUTGO

            2.    Losses incurred during the Period.

            3. Written Commission, brokerage and Override Commission plus deferred acquisition costs at the beginning of the Period less deferred acquisition costs at the end of the Period.

            4.    Federal excise taxes ("FET") paid during the Period.

            5. Allowances for Reinsurer's management expense equal to five percent (5%) of the premiums earned in (1) above.

The calculation of income and outgo shall be made by the Company within ninety
(90) days after each anniversary of the close of a Policy Year commencing prior to January 1, 1998 and any monies due shall be remitted forty five (45) days thereafter. The first calculation shall be made as of December 31, 1998 for the Policy Year April 1, 1997 through December 31, 1997.

If, for any Period commencing prior to January 1, 1998, the total of premiums earned as shown under Income exceed the total of the items under Outgo, the Company shall calculate for the Reinsurer 20% of the difference payable for such annual calculation; provided, however, if for any such Period the items under Outgo exceed the total of premiums earned as shown under Income (the amount of such excess, if any, hereinafter the "Deficit"), no portion of any such Deficit shall be recoverable from the Company, whether on termination of this Agreement or otherwise.

In the event of termination of this Agreement on a cut-off basis in respect of any Policy Year commencing prior to January 1, 1998, the Period shall be from the beginning of the Period through the date of termination.

Should this Agreement be terminated on a runoff basis in respect of any Policy Year commencing prior to January 1, 1998, where the Reinsurer continues to be liable for losses after the date of termination, such run-off period shall be considered as part of the last Period.

For the purposes of this Agreement, the following definitions will apply:

1) "Period" shall mean the actual time covered by each calculation of income and outgo as set forth in this Agreement.

2) "Premiums earned" shall mean the total of the net written premiums ceded to the Reinsurer during the Period less unearned premiums at the close of the Period, if any, plus unearned premiums at the beginning of the Period, if any.

3) "Net written premiums" shall mean gross premiums written and ceded to the Reinsurer as recorded by the Company less any returns and/or cancellations also recorded.

4) "Losses incurred" shall mean losses paid, plus loss adjustment expense paid, by the Reinsurer, less salvages or subrogations recovered, during the Period, plus loss and loss adjustment expenses outstanding (including IBNR) at the end of the Period, less loss and loss adjustment expenses outstanding (including
IBNR) at the beginning of the Period, if any.

5) "Policy Year" shall mean the calendar year.

                                  ARTICLE VIII

REPORTS AND REMITTANCES

Within forty five (45) days after the close of each quarter, the Company will furnish the Reinsurer with a report summarizing the reported and estimated written premiums ceded less the related reported and estimated Commissions and FET, and less reported losses paid and reported loss adjustment expense paid, and the net balance (disregarding estimated items) due either party. In addition, the Company will furnish the Reinsurer a quarterly statement showing the total reserves for outstanding losses, loss adjustment expense, unearned premiums, Profit Commissions (if any) and such other information as may be required by the Reinsurer for completion of any reports or statements required to be filed with Bermuda or other applicable insurance regulatory authorities. Reinsurer agrees (i) to provide to the Company such information as may be reasonably requested from time to time by the Company which information is required by the Company to comply with any requests or requirements of applicable insurance regulatory authorities (including, without limitation, the Connecticut Insurance Department) and (ii) to take such other commercially reasonable actions as the Company shall request, which actions are necessary or desirable in order for the Company to comply with any applicable insurance regulatory requirements respecting its ability to take credit, or reduce its liabilities, by reason of the reinsurance cessions which are the subject of this Agreement.

The Reinsurer agrees that it will on its books and records maintain reserves for outstanding losses and loss adjustment expense (including IBNR) that are at least equal to the amounts set forth in the statements provided by the Company respecting the Contracts ceded to this Agreement.

Amounts due the Reinsurer by the Company will be remitted with the quarterly report. Amounts due the Company by the Reinsurer will be remitted within forty five (45) days following receipt of the report. Should payment due from the Reinsurer exceed $250,000 as respects any one loss, the Company may give the Reinsurer notice of payment made, or its intention to make payment, on a certain date. If the Company has paid the loss, payment will be made by the Reinsurer immediately. If the Company intends to pay the loss by a certain date and has submitted a satisfactory proof of loss or similar document, payment will be due from the Reinsurer twenty four (24) hours prior to that date, provided the Reinsurer has a period of five (5) business days after receipt of said notice to dispatch the payment. Cash loss amounts specifically remitted by the Reinsurer as set forth herein will be credited to its next quarterly report in which such cash loss amounts are reported. If the Statutory Trust Amount already includes assets set aside for such loss, the Company shall either draw from the Statutory Trust the amount due from the Reinsurer, or if such amount has been paid to the Company by the Reinsurer, authorize the Reinsurer to draw the amount paid from the Statutory Trust.

                                   ARTICLE IX

LOSSES AND LOSS ADJUSTMENT EXPENSES

All loss settlements (other than ex-gratia payments), whether under strict policy conditions or by way of compromise, shall be unconditionally binding upon the Reinsurer in the amount of its proportionate share thereof. The Reinsurer shall bear its proportionate share of all loss adjustment expenses incurred under the ceded Contracts.

In addition to indemnity amounts recoverable hereunder, the Reinsurer shall bear its proportionate share of all expenses incurred by the Company in the investigation, adjustment, appraisal or defense of all claims under policies reinsured hereunder (excluding office expenses and compsensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss), and shall receive its proportionate share of any recoveries of such expenses.

                                    ARTICLE X

EXTRA CONTRACTUAL OBLIGATIONS

The Reinsurer shall be liable hereunder for its share of 100% of any loss to the Company in respect of Extra Contractual Obligations.

"Extra Contractual Obligations" are defined as those liabilities (excluding office expenses and compensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss) not covered under any other provision of this Agreement and which arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original loss. The time any amount is due from the Reinsurer hereunder shall be based upon the time the Company has made a payment to which these provisions relate.

For purposes of Extra Contractual Obligations coverage there shall be no recovery hereunder where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or other organization or party involved in the presentation, defense or settlement of a claim on behalf of the Company.

                                   ARTICLE XI

JUDGMENTS IN EXCESS OF POLICY LIMITS

This Agreement shall protect the Company for the Reinsurer's share in connection with 100% of any loss in excess of the limit of its original policy, such loss in excess of the limit having been incurred because of failure by the Company to settle within the policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement, or in the preparation of the defense, or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action.

However, this Article shall not apply where the loss has been incurred due to or to the extent caused by fraud by a member of the board of directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim.

For purposes of this Article the word "loss" shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original policy (excluding office expenses and compsensation of officers and regular employees of the Company, other than staff field adjusters and out of pocket expense of the Company's officers incurred in connection with the loss).

                                   ARTICLE XII

FUNDING AND DEPOSITS

The obligations of the Reinsurer hereunder shall be secured by one or more trust accounts and/or by one or more clean, irrevocable and unconditional letters of credit and/or by other security arrangements, all as more fully described below.

A. Statutory Trust Account

Upon the execution of this Agreement, the Reinsurer has established a trust account for the benefit of the Company (the "Statutory Trust") pursuant to a Trust Agreement with Chase Manhattan Bank dated as of January 31, 1996, as amended by Amendment No. 1 thereto (collectively, the "Statutory Trust Agreement"). At all times during the term of this Agreement, the Statutory Trust Agreement and Statutory Trust account must be in a form and with a bank acceptable to the Company and to the Connecticut Insurance Department and any other insurance regulatory authorities having jurisdiction over the Company's loss reserves and must otherwise comply with all applicable insurance regulatory requirements.

At all times during the term of this Agreement, the Reinsurer shall have on deposit in the Statutory Trust assets equal to (i) the amount of the Obligations (as hereinafter defined) as of the last day of the immediately preceding fiscal quarter plus, in respect of periods prior to April 1, 1998, (ii) the cumulative underwriting profit, if any, of the Reinsurer for such immediately preceding fiscal quarter and the prior three fiscal quarters (the "Statutory Trust Amount"); provided, that the amount of the assets so deposited in the Statutory Trust may be less than the Statutory Trust Amount if the Reinsurer provides the Company with one or more letters of credit complying with Section B of this
ARTICLE XII provided, further, that for purposes of clause (ii) above only, any assets of the Reinsurer on deposit in a similar trust account (which meets the applicable insurance regulatory requirements) for the benefit of the Company or any subsidiary of the Company pursuant to a similar clause under other reinsurance or retrocessional agreements between the Company or any subsidiary of the Company and the Reinsurer shall be deducted therefrom. The term "Obligations" shall mean (x) the Reinsurer's share, pursuant to Contracts ceded to this Agreement, of: (i) reinsurance losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses, profit commissions and return premiums upon cancellation, paid by the Company but not recovered from the Reinsurer (by netting against amounts owed to the Reinsurer or otherwise);
(ii) reserves for reinsured losses reported and outstanding; (iii) reserves for reinsured losses incurred but not reported; (iv) reserves for allocated loss adjustment expenses; (v) reserves for unearned premiums; and (vi) reserves for contingent commissions, no claim bonuses and profit commissions owed by the Company to third parties; plus (y) any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement, but not recovered from the Reinsurer (by netting against amounts owed to the Reinsurer or otherwise). Adjustments to the Statutory Trust Amount shall be made within thirty (30) days of Reinsurer's receipt of the report provided for in Article VIII.

Assets deposited in the Statutory Trust shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the types permitted for a domestic property/casualty reinsurance company under the provisions of the applicable insurance laws and regulations of the State of Connecticut, or any combination of the above, provided that any such investments are not issued by an institution that is the parent, subsidiary, or affiliate of either the Company or the Reinsurer.

Upon notification by the Company that the value of the assets on deposit in the Statutory Trust is less than the Statutory Trust Amount (unless a letter of credit has been provided for the amount of such deficiency), the Reinsurer shall, within ten (10) days of receipt of such notice, deposit sufficient

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additional assets in the Statutory Trust to increase the value of the assets or deposit therein to the Statutory Trust Amount.

The Reinsurer, prior to depositing assets in the Statutory Trust, shall execute assignments, endorsements in blank, or transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate, withdraw or dispose of any such assets without consent or signature from the Reinsurer or any other entity.

The Reinsurer and the Company agree that, notwithstanding any other provision of this Agreement, the assets in the Statutory Trust established pursuant to the provisions of this Agreement may be withdrawn by the Company at any time, without notice to the Reinsurer, upon the presentation of a letter signed by the President or any Vice President of the Company stating that amounts are due and owing with respect to this Agreement and stating the amounts due. Such withdrawn assets shall be utilized and applied by the Company or its successors in interest by operation of law, including without limitation any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1. To reimburse the Company for the Reinsurer's share of premiums returned to the owners of Contracts ceded to this Agreement because of cancellations of such Contracts ("Return Premiums").

2. To reimburse the Company for the Reinsurer's share of losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses and profit commissions paid by the Company pursuant to the provisions of the Contracts ceded to this Agreement.

3. To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Contracts ceded to this Agreement, including, but not be limited to, amounts for claims and losses incurred (including losses incurred but not reported), allocated loss adjustment expenses, unearned premium reserves and reserves for contingent commissions, no claim bonuses and profit commissions to third parties.

4. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.

The Company agrees to return to the Reinsurer any amounts withdrawn from the Statutory Trust which are in excess of the actual amounts required for items 1, 2 and 3 above or, in the case of item 4 above, any amounts that are subsequently determined not to be due.

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The Company further agrees to utilize all of the assets in the Statutory Trust prior to drawing on any letter of credit established pursuant to Section B of this ARTICLE XII and prior to utilizing any assets deposited in other trusts, drawing down on any letters of credit or realizing on any other security arrangements, in each case established pursuant to Section C of this ARTICLE XII.

B. Letters of Credit

By January 1 of each year during the term of this Agreement, the Reinsurer shall, in the event that assets equal to the Statutory Trust Amount are not on deposit in the Statutory Trust, establish and provide to the Company one or more clean, irrevocable and unconditional letters of credit with a minimum duration of one year, for the benefit of the Company and in a form and with a bank that is acceptable to the Connecticut Department of Insurance and any other insurance regulatory authorities having jurisdiction over the Company's loss reserves and which otherwise complies with all applicable insurance regulatory requirements. The letter(s) of credit respecting any year during the term of this Agreement shall be for an aggregate amount equal to the Statutory Trust Amount minus the value of any assets on deposit in the Statutory Trust.

Any letter of credit provided by the Reinsurer pursuant to the provisions of this Agreement shall contain an issue date and date of expiration and shall stipulate that the Company need only draw a sight draft under the letter of credit and present it to obtain funds and that no other document need be presented. Such letter of credit must contain a statement to the effect that the obligation of the issuing bank under the letter of credit is in no way contingent upon reimbursement with respect thereto.

The term of any letter of credit provided hereunder shall be for at least one year and shall contain an "evergreen clause" which prevents the expiration of the letter of credit without due notice from the issuer. The "evergreen clause" shall provide for a period of no less than thirty (30) days' notice prior to expiry date or non-renewal.

The Reinsurer and the Company agree that any letter of credit provided by the Reinsurer pursuant to the provisions of this Agreement may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and shall be utilized by the Company or its successors in interest, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1.    To reimburse the Company for Return Premiums.

2. To reimburse the Company for the Reinsurer's share of losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses and profit commissions paid by the Company pursuant to the terms and provisions of the Contracts ceded to this Agreement.

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3.    To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Contracts ceded to this Agreement, including, but not be limited to, amounts for claims and losses incurred (including losses incurred but not reported), allocated loss adjustment expenses, unearned premium reserves and reserves for contingent commissions, no claim bonuses and profit commissions to third parties.

4. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.

The Company agrees to return to the Reinsurer any amounts drawn under any such letter of credit which are in excess of the actual amounts required for items 1, 2 and 3 above or, in the case of item 4 above, any amounts that are subsequently determined not to be due.

C. Additional Security

In addition to the Statutory Trust and any letters of credit established pursuant to Sections A and B of this ARTICLE XII, the Reinsurer shall establish additional security arrangements for the benefit of the Company, with terms satisfactory to the Company, with respect to the Additional Security Amount (as hereinafter defined). The "Additional Security Amount" shall be equal to, without duplication, (i) 90% of the shareholders' equity (calculated in accordance with United States generally accepted accounting principles) of the Reinsurer as of the last day of the immediately preceding fiscal quarter, minus
(ii) the Statutory Trust Amount and any amount held in the Statutory Trust in excess of the Statutory Trust Amount, minus (iii) any amounts which at such quarter end were being utilized to collateralize the obligations of the Reinsurer pursuant to other reinsurance arrangements with the Company or any affiliate of the Company, and minus (iv) such other amounts as the Company may agree are not required to secure the Reinsurer's obligations under this Agreement; provided, however, for any fiscal quarter following a fiscal quarter as of the last day of which the Reinsurer had shareholders' equity of at least $100 million, clause (i) above shall be reduced to 125% of the most recent worst case frequency scenario presented to the Reinsurer by the Company on an annual or more frequent basis as the Company may determine, in each case applicable to the risks ceded to the Reinsurer by the Company and its affiliates and utilizing the methodology and assumptions utilized by the Company and its affiliates for their internal use.

The Reinsurer and the Company agree that the Company or its successors in interest may exercise the Company's rights under such additional security arrangements and apply the proceeds thereof, without diminution because of the insolvency of the Company or the Reinsurer, only for the following purposes:

1.    To reimburse the Company for Return Premiums.

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


2. To reimburse the Company for the Reinsurer's share of losses, allocated loss adjustment expenses, contingent commissions, no claim bonuses and profit commissions paid by the Company pursuant to the terms and provisions of the Contracts ceded to this Agreement.

3. To fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Contracts ceded to this Agreement, including, but not be limited to, amounts for claims and losses incurred (including losses incurred but not reported), allocated loss adjustment expenses, unearned premium reserves and reserves for contingent profit commission, no claim bonuses and profit commissions to third parties.

4. To pay any Commissions, Profit Commissions or other amounts the Company claims are due under this Agreement.

The Company agrees to return to the Reinsurer any amounts drawn under any such additional security arrangements which are in excess of the actual amounts required for items 1, 2 and 3 above or, in the case of item 4 above, any amounts that are subsequently determined not to be due.

From time to time, the Company shall reduce the amounts of any letters of credit established under this ARTICLE XII, release assets from the Statutory Trust established pursuant to this ARTICLE XII or release assets from such other security arrangements as may be established pursuant to this ARTICLE XII by such amounts as the Company reasonably determines (in its sole discretion) are no longer required to secure the obligations of the Reinsurer to the Company hereunder; provided, however, that in no event shall the value of the assets held in the Statutory Trust plus the amount of such letters of credit be less than the Reinsurer's Obligations.

                                  ARTICLE XIII

TAXES

In consideration of the terms under which this Agreement is issued, the Company undertakes not to claim any deduction of the premium hereon when making tax returns, other than on Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

                                   ARTICLE XIV

FEDERAL EXCISE TAX

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


The Reinsurer and the Company agree that the Company shall withhold and pay over to the United States Treasury Department, together with all necessary forms and reports, the Excise Tax imposed by Section 4371 of the Internal Revenue Code of 1986, as amended, in accordance with the provisions of Sections 4370 through 4374 thereof. The Company will provide the Reinsurer copies of all such returns and reports. In the event of any Return Premium becoming due hereunder, the Company will either (i) offset the Excise Tax applicable to the Return Premium against future Excise Taxes payable to the Treasury Department or (ii) pay to the Reinsurer the amount which the Company recovers from the Treasury Department with respect to the Return Premium. In the event any amount offset pursuant to subsection (i) of the previous sentence is disallowed by the Internal Revenue Service, the Reinsurer shall indemnify the Company for any such disallowed amount. The Company will use reasonable efforts to offset or recover any such tax previously withheld on the returned portion of the premium and the Reinsurer will cooperate with the Company to the extent reasonably necessary to assist the Company in offsetting or recovering the tax previously withheld on the returned portion of the premium from the Treasury Department.

                                   ARTICLE XV

CURRENCY

Wherever the word "Dollars" or sign "$" appear in this Agreement they shall be construed to mean United States Dollars.

For purposes of this Agreement, where the Company receives premiums or pays losses and/or commissions in currencies other than United States currency, such premiums or losses and commissions shall be converted into United States Dollars at the same rates of exchange as entered in the Company's books.

                                   ARTICLE XVI

ACCESS TO RECORDS

The Reinsurer or its duly accredited representatives shall have full access to the books and records (other than any list or lists of brokers through which the Company has written the business ceded hereunder) of the Company at all reasonable times for the purpose of obtaining information concerning this Agreement or the subject matter hereof. Upon request, the Company shall supply the Reinsurer, at the Reinsurer's expense, with copies of the whole or any part of such books and records relating to this Agreement or the subject matter hereof.

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


The Reinsurer agrees, on behalf of itself and its representatives, to hold and keep confidential, and not to disclose to any third party (unless requested or required by relevant insurance regulatory authorities or otherwise compelled to do so by applicable law), any confidential and proprietary information of the Company which it receives or has access to pursuant to the above paragraph. The Reinsurer further agrees, on behalf of itself and its representatives, that it shall not use any underwriting or related information received from the Company, except for the sole purpose of analyzing the risks to be ceded to the Reinsurer hereunder or in the application of the terms of this Agreement. The Reinsurer agrees to abide by any determination by the Company that any information provided to the Reinsurer constitutes confidential and proprietary information.

                                  ARTICLE XVII

ERRORS AND OMISSIONS

Except as provided in the second sentence of ARTICLE II hereof, any inadvertent delay, omission, or error shall not be held to relieve either party hereto from any liability which would attach to it hereunder if such delay, omission or error had not been made, provided such delay, omission or error is rectified promptly upon discovery.

                                  ARTICLE XVIII

INSOLVENCY

In the event of the insolvency of the Company, this reinsurance shall be payable by the Reinsurer directly to the Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Company without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator, or statutory successor of the Company has failed to pay all or portion of any claim. It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor.

The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata

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


share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of their respective reinsurance agreements as though such expense had been incurred by the Company.

The reinsurance shall be payable by the Reinsurer to the Company or its liquidator, receiver, conservator, or statutory successor, except as provided by
Section 4118(a) of the New York Insurance Law or except (a) where the agreement specifically provides another payee of such reinsurance in the event of the insolvency of the Company, and (b) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such policy obligations of the Company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the Company to such payees.

                                   ARTICLE XIX

ARBITRATION

As a condition precedent to any right of action hereunder, if any dispute, claim or controversy shall arise between the Company and the Reinsurer with respect to this Agreement, the interpretation or breach thereof or the rights of the parties with respect to any transaction contemplated hereunder (a "Dispute"), whether such Dispute arises before or after termination of this Agreement, such dispute, upon the written demand of either party, shall be arbitrated in accordance with this ARTICLE XIX. Any such demand for arbitration shall be made within a reasonable time after the Dispute has arisen, and in any event shall not be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.

Any Dispute to be arbitrated hereunder shall be submitted to three arbitrators, one to be appointed by each party, and an umpire to be chosen by the two so appointed. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of the umpire within thirty (30) days of their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the choice between the remaining two shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance or reinsurance companies or underwriters at Lloyd's, London not under the control of, or having had in the previous 3 years direct and material business relations with, or related by birth or marriage to any employee of, either party to this Agreement, and having no other personal or financial interest in the outcome of the arbitration. Any determination by a majority of the arbitrators shall be binding and conclusive upon the parties hereto.

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Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the umpire. All proceedings before the arbitration panel shall be informal and the arbitrators shall have the power to fix all procedural rules relating to the arbitration proceeding.

The arbitration panel shall render its decision within thirty (30) days after termination of the proceeding, which decision shall be in writing, stating the reasons therefor. Judgment upon the final decision of the arbitrators may be entered in any court having jurisdiction or application may be made to such court for a judicial confirmation of the award and an order of enforcement, as the case may be. Unless otherwise allocated by the arbitrators, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of any other expenses of the arbitration. The arbitration shall take place in the city in which the Company's head office is located unless some other place is mutually agreed upon by the Company and the Reinsurer.

Notwithstanding the foregoing provisions of this ARTICLE XIX, it is hereby agreed that no arbitration panel shall have any power to add to, alter or modify the terms and conditions of this Agreement or to decide any issue which does not arise from the interpretation or application of the provisions of this Agreement.

                                   ARTICLE XX

SERVICE OF SUIT

In the event of the failure of the Reinsurer to pay any amount claimed to be due hereunder following an arbitration decision, or if court action is necessary to aid arbitration, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction in the State and City of New York and will comply with all requirements necessary to give such court jurisdiction. All matters arising hereunder shall be determined in accordance with the law and practice of such court. Nothing in this ARTICLE XX constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

Service of process in such suit may be made upon Alan S. Kramer P.C., 65 East 55th Street, 9th Floor, New York, NY 10022 (the "agent for service of process") and in any suit instituted upon this Agreement, the Reinsurer will abide by the final decision of such court or of any appellate court in the event of an appeal whose decision is no longer subject to appeal. The above-named agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and the Reinsurer hereby agrees that any such service shall be deemed good and sufficient service under the New York Civil Practice Laws and Rules.

Further, pursuant to any statute of any state, territory or district of the United States of America which requires that the Reinsurer appoint a person designated by such statute as its agent for service of process, Reinsurer hereby designates the Superintendent, Commissioner, Director of Insurance, or other officer specified for that purpose in such statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Agreement, and hereby designates the agent for service of process as the firm to whom the said officer is authorized to mail such process or a true copy thereof if such agent must be in the United States, otherwise such process shall be mailed to the Reinsurer at its address for notice under Article XXIII hereof.

                                   ARTICLE XXI

RESTRICTIONS ON REINSURER OPERATIONS

For so long as this Agreement is in effect, without the prior written consent of the Company, which consent shall not be unreasonably withheld, the Reinsurer shall not (i) negotiate for, agree to or take any action with respect to any merger, consolidation, reorganization, recapitalization (other than the issuances of, or reclassifications into, equity securities or indebtedness incurred in accordance with clause (ii) below) or similar transaction involving the Reinsurer, or sell, lease, exchange or dispose of, in any way, all or substantially all of the property or assets of the Reinsurer; (ii) authorize the creation, issuance, assumption or guarantee by the Reinsurer of any indebtedness for borrowed money involving in excess of U.S.$5 million or extending beyond a maturity of three years (except for any indebtedness subordinated in right of payment and in all other respects to the Obligations which subordination shall be on terms and conditions in form and substance satisfactory to the Company);
(iii) mortgage, pledge or otherwise encumber the assets of the Reinsurer involving in excess of U.S.$5 million in any single transaction (except for any mortgages, pledges or encumbrances subordinated in all respects to the Obligations (and all related security interests of the Company) which subordination shall be on terms and conditions in form and substance satisfactory to the Company); provided, however, nothing herein shall preclude the Board of Directors of the Reinsurer from encumbering the assets of the Reinsurer by placing them in trust or otherwise encumbering them for the benefit of the Company or by pledging them as security for payment of letters of credit issued for the benefit of the Company, any such action, when so taken, to be deemed in the ordinary course; (iv) engage or dismiss the Reinsurer's independent accountants; (v) authorize or amend any agreement or other arrangement between the Reinsurer, on the one hand, and any holder of the capital stock of the Reinsurer or any affiliate thereof, on the other hand, which agreement, arrangement or amendment thereto reduces the net worth of the Reinsurer in other than

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an immaterial amount or creates any rights not subordinated to the Obligations and security interests of the Company as provided in clauses (ii) and (iii) above; (vi) authorize the formation or acquisition of, or make any investments in, any subsidiaries; or (vii) declare, set aside, pay or make any dividend or other distribution or payment in respect of shares of the capital stock or other securities of the Reinsurer, or, directly or indirectly, redeem, retire, purchase or otherwise acquire any of such capital stock or other securities, except as respects repayments of indebtedness incurred in accordance with clause
(ii) above and purchases out of capital required by, and effected in accordance with the terms of, any securities of the Reinsurer.

For so long as the Reinsurer obtains at least 50% of its gross premiums written for any year pursuant to this Agreement and any other agreements with the Company or an affiliate thereof, the Company shall have the right to designate one (1) individual to serve as a director of the Reinsurer (provided, however, that if any of such other agreements contain a similar provision, the Company shall not be entitled to designate more than one (1) individual to serve as a director of the Reinsurer under all such agreements unless expressly provided).

During the term of this Agreement, Reinsurer agrees that, without the prior written consent of the Company, which consent shall not be unreasonably withheld, Reinsurer will not, directly or indirectly, underwrite insurance or reinsurance business except pursuant to this Agreement and other insurance and reinsurance agreements with the Company and its affiliates. Nothing in this Agreement shall be construed to prohibit or otherwise limit the ability of the Company to cede business to any other person, or to engage in any other business (including any business competing with Reinsurer).

                                  ARTICLE XXII

LIMITATIONS ON LIABILITY

The parties acknowledge that all business ceded under this Agreement shall be subject to acceptance or rejection by the Reinsurer in its sole judgment. Accordingly, in no event shall the Company be liable to the Reinsurer respecting
(i) the volume of business ceded pursuant to this Agreement or (ii) any losses on any business ceded pursuant to this Agreement.

Subject to the provisions of the preceding paragraph, the liability of the Company to the Reinsurer in respect of any failure to comply with the provisions of this Agreement shall be limited to amounts actually owed hereunder and damages directly caused by the willful misconduct or gross negligence of the Company. In no event shall the Company be liable for indirect, incidental, special or consequential damages.

The parties shall each be entitled to specific performance of the terms of this Agreement.

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


                                  ARTICLE XXIII

NOTICES

All notices, requests, demands and other communications hereunder must be in writing (including facsimile transmission) and shall be deemed to have been duly given (i) when received if delivered by hand against written receipt, (ii) when sent if sent by facsimile transmission between 9:00 a.m. and 5:00 p.m. on a day when the Federal Reserve Bank and the Bank of Bermuda are open for business, provided such transmission is confirmed by the transmitting machine, (iii) 5 days after being mailed if mailed by prepaid, first class certified mail, return receipt requested, or (iv) if sent by overnight courier, 2 days after delivery to a recognized major overnight courier service, fees prepaid. In each case notices shall be addressed as follows:

            If to the Company:

               PXRE Reinsurance Company
               399 Thornall Street
               14th Floor
               Edison, NJ  08837
               Attention: President
               Facsimile No.: 908-906-9157

            If to the Reinsurer:

                                                (after September 15, 1998)
               Select Reinsurance Ltd.          Select Reinsurance Ltd.
               Continental Building             Corner House
               25 Church Street                 20 Parliament Street, 4th Floor
               P.O. Box HM 824                  Hamilton HM12
               Hamilton  HMCX                   Bermuda
               Bermuda                          Attention: Jeffrey L. Radke
               Attention: Jeffrey L. Radke      Facsimile No.: 441-296-8459
               Facsimile No.: 441-295-1702

Any party by notice in writing sent to the other may change the name, address or facsimile number to which notices, requests, demands or other communications to it shall be given.

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                                  ARTICLE XXIV

MISCELLANEOUS

Both the Reinsurer and the Company shall have, and may exercise at any time, the right to offset any balance or balances due from one party to the other or, to the extent permitted by applicable law, such other's successor, including a successor by operation of law. Such offset may only include balances due under this Agreement and any other reinsurance agreements heretofore or hereafter entered into between the Reinsurer and the Company, regardless of whether such balances are in respect of premiums, or losses or otherwise, and regardless of the capacity of any party, whether as reinsurer or reinsured, under the various agreements involved.

This Agreement contains the entire agreement between the parties, and supersedes all prior or contemporaneous discussions, negotiations, representations, or agreements, relating to the subject matter hereof. Nothing in the preceding sentence is intended in derogation of the understanding of the Company and the Reinsurer expressed in the letter agreement between the parties executed contemporaneously with the execution of this Agreement.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York (other than any mandatory conflict of law rule which might result in the application of the law of any other jurisdiction).

This Agreement is intended for the exclusive benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing contained in this Agreement shall be construed as creating any rights or benefits in or to any third party.

The captions of the various sections of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

Except as otherwise provided in this Agreement, any failure or delay on the part of any party in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or otherwise available at law or in equity.

No party may assign any of its rights or obligations under this Agreement without the written consent of the other party to this Agreement, which consent may be arbitrarily withheld by such party, any such non-consented to assignments being void. Except as otherwise provided in this

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Agreement, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and assigns of each party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers.

Signed in Hamilton, Bermuda, effective this 1st day of April, 1997, except as to the changes effective January 1, 1998 which are effective as of such date.

                                    SELECT REINSURANCE LTD.


                                    By /s/ Jeffrey L. Radke
                                       -----------------------------------------
                                       Name:  Jeffrey L. Radke
                                       Title: President

Signed in Edison, New Jersey, effective this 1st day of April, 1997, except as to the changes effective January 1, 1998 which are effective as of such date.

                                    PXRE REINSURANCE COMPANY


                                    By /s/ Gerald L. Radke
                                       -----------------------------------------
                                       Name:  Gerald L. Radke
                                       Title: President

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